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                                                                    EXHIBIT 10.1


                      FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Agreement") is made and entered into as of this 24th day of September, 2002, effective in accordance with Section 4 below, by and among VERIDIAN CORPORATION, a Delaware corporation (the "Borrower"), the financial institutions from time to time party to the Original Credit Agreement referred to below (the "Lenders") and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent for the Lenders (the "Administrative Agent").

                              Statement of Purpose

         The Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement dated as of June 10, 2002 (the "Original Credit Agreement"), by and among the Borrower, the Lenders, and the Administrative Agent pursuant to which the Lenders have extended certain credit facilities to the Borrower.

         Pursuant to the terms of the Signal Purchase Agreement dated as of August 12, 2002, by and among Signal Corporation, a Virginia corporation ("Signal"), Roger Mody and Lori Mody (the "Individual Shareholders"), as sellers, and the Borrower, as purchaser, the Borrower has agreed to acquire all the issued and outstanding capital stock of Signal and indirectly all of the outstanding membership interests in Signal Services LLC, a Virginia limited liability company ("Signal Services") for a purchase price not to exceed $230 million (subject to working capital adjustments in accordance with the definitive Signal Purchase Agreement) (the "Acquisition"). Promptly after the effective date hereof, Signal will change its name to Veridian IT Services, Inc.

         A portion of the purchase price will be paid through the issuance of subordinated promissory notes in the aggregate original principal amount of Twenty Five Million Dollars ($25,000,000) (the "Signal Subordinated Financing") by the Borrower to the Individual Shareholders pursuant to a subordinated note agreement dated as of even date herewith (the "Signal Subordinated Note Agreement").

         Pursuant to a Sale and Assignment Agreement dated on or about the date hereof between the Borrower as "Purchaser" and Scott Goss as "Owner", the Borrower intends to purchase from the Owner, contemporaneously with the Acquisition, all of the Owner's right title and interest in and to the "PM Reports" computer programs and all related documentation and intellectual property for a maximum aggregate purchase price of $3,600,000.00 (the "Software Acquisition").

         The Borrower has requested that the Lenders (a) consent to the Acquisition, (b) consent to the Signal Subordinated Financing, (c) consent to the Software Acquisition and (d) amend and restate the Original Credit Agreement (as so amended and restated, the "Amended and Restated Credit Agreement") in certain respects as more fully described below.

         Subject to the terms and conditions of this Agreement, the Administrative Agent and the Lenders are willing to agree to the requested consents and amendments.


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         NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

        SECTION 1. Definitions. All capitalized, undefined terms used in this Agreement shall have the meanings assigned thereto in the Amended and Restated Credit Agreement.

        SECTION 2. Consents. Subject to the conditions to effectiveness set forth in Section 4 below, the Administrative Agent and the Lenders hereby consent to (a) the Acquisition and (b) the Signal Subordinated Financing and (c) the Software Acquisition.

        SECTION 3. Amendment. Subject to the conditions to effectiveness set forth in Section 4 below, the Original Credit Agreement is hereby amended and restated in the form attached hereto as Exhibit A. The Administrative Agent is hereby authorized to execute the Amended and Restated Credit Agreement on behalf of the Lenders and to make such adjustments to the Register as are necessary to give effect to this Agreement.

        SECTION 4. Effectiveness. This Agreement shall become effective upon the satisfaction of the following conditions (all of which are intended to be satisfied contemporaneously with the closing of the Acquisition), as determined by the Administrative Agent:

             (a) receipt by the Administrative Agent of a duly authorized and executed original of this Agreement by the Borrowers and the Guarantors;

             (b) receipt by the Administrative Agent of sufficient Lender authorizations, to authorize the execution of this Agreement by the Administrative Agent;

             (c) receipt by the Administrative Agent of a short-form certificate of the secretary or assistant secretary of each of the Borrower and its Subsidiaries party to any Loan Document as of the Original Closing Date certifying that the articles of incorporation and bylaws delivered pursuant to the Original Credit Agreement continue unchanged (or, if applicable, specifying the nature of any changes thereto) and remain in full force and effect as of the date hereof, and attaching (i) resolutions duly adopted by the Board of Directors of the Borrower or such Subsidiary authorizing the borrowings contemplated hereunder and the execution, delivery and performance of this Agreement and the other Loan Documents to which the Borrower or such Subsidiary is a party and (ii) certificates as of a recent date of the good standing of the Borrower or such Subsidiary from its respective state of organization;

             (d) receipt by the Administrative Agent of a certificate of the secretary or assistant secretary of Signal certifying as to the incumbency and genuineness of the signature of each officer of Signal executing Loan Documents to which Signal is a party and certifying that attached thereto is a true, correct and complete copy of (i) the articles of incorporation of Signal and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation, (ii) the bylaws of Signal as in effect on the date of such certifications, (iii) resolutions duly adopted by the Board of Directors of Signal authorizing the transactions contemplated under this Agreement and the delivery of a joinder agreement in form and
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substance satisfactory to the Administrative Agent pursuant to Section
9.11 of the Credit Agreement (a "Joinder Agreement") and the execution, delivery and performance of each Loan Document to which Signal is a party, and (iv) certificates as of a recent date of the good standing of Signal under the laws of its jurisdiction of organization and, to the extent requested by the Administrative Agent, each other jurisdiction where Signal is qualified to do business;

             (e) receipt by the Administrative Agent of a certificate of the secretary or assistant secretary of Signal Services certifying as to the incumbency and genuineness of the signature of each officer of Signal Services executing Loan Documents to which Signal Services is a party and certifying that attached thereto is a true, correct and complete copy of (i) the certificate of organization of Signal Services and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of organization, (ii) the operating agreement of Signal Services as in effect on the date of such certifications, (iii) evidence of limited liability company action of Signal Services authorizing the transactions contemplated under this Agreement and the delivery of a Joinder Agreement and the execution, delivery and performance of each Loan Document to which Signal Services is a party, and
(iv) certificates as of a recent date of the good standing of Signal Services under the laws of its jurisdiction of organization and, to the extent requested by the Administrative Agent, each other jurisdiction where Signal Services is qualified to do business;

             (f) receipt by the Administrative Agent of an executed acquisition certificate, in form and substance satisfactory to the Administrative Agent, in connection with the Acquisition and attaching (i) the definitive Signal Purchase Agreement, with all corresponding schedules and exhibits, (ii) the definitive Signal Subordinated Note Agreement and (iii) copies of the subordinated promissory notes evidencing the Signal Subordinated Financing;

             (g) receipt by the Administrative Agent of duly authorized, executed and delivered copies of the Joinder Agreement and such additional certificates, instruments and other documents in connection with the Acquisition (including, without limitation, each agreement or document required to be delivered pursuant to Section 9.11 of the Original Credit Agreement, (notwithstanding the times periods set forth therein), each in form and substance satisfactory thereto) as are reasonably requested by the Administrative Agent to create and perfect a security interest, for the ratable benefit of the Administrative Agent and the Lenders, in all of Signal's and Signal Services' personal property to secure the Obligations under the Amended and Restated Credit Agreement;

             (h) receipt by the Administrative Agent of a Perfection Certificate for Signal and Signal Services;

             (i) receipt by the Administrative Agent of written authorization from Signal and Signal Services to file in the appropriate filing offices UCC-1 financing statements in form and substance acceptable to the Administrative Agent naming Signal and Signal Services, respectively, as "Debtor";
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             (j) receipt by the Administrative Agent of (i) original stock certificates issued to the Borrower by Signal and corresponding stock powers and
(ii) certificates (if any) evidencing the Borrower's limited liability company interests in Signal Services;

             (k) receipt by the Administrative Agent of a satisfactory legal opinion of counsel to the Borrower and its Subsidiaries (after giving effect to the Acquisition) regarding this Agreement and the Joinder Agreements; and

             (l) the Borrower's payment of all outstanding fees and expenses of the Administrative Agent (including without limitation, legal fees and expenses) incurred in connection with the preparation and negotiation of this Agreement and all documents, certificates and other instruments delivered in connection therewith.

        SECTION 5. Limited Consent and Amendment. Except as expressly provided in this Agreement, the Amended and Restated Credit Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. This Agreement shall not be deemed or otherwise construed (a) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of the Amended and Restated Credit Agreement or any other Loan Document, (b) to prejudice any other right or remedies that the Administrative Agent or the Lenders, or any of them, may now have or may have in the future under or in connection with the Amended and Restated Credit Agreement or the Loan Documents, as such documents may be amended, restated or otherwise modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other person, firm or corporation with respect to any waiver, amendment, modification or any other change to the Amended and Restated Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to or a modification or amendment of, any other term or condition of any other agreement by and among the Borrower, on the one hand, and the Administrative Agent or any other Lender, on the other hand.

        SECTION 6. Representations and Warranties/No Default. By its execution hereof, and after giving effect to this Agreement, the Borrower hereby certifies that (a) each of the representations and warranties set forth in the Amended and Restated Credit Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein (other than representations and warranties which speak as of a specific date pursuant to the Amended and Restated Credit Agreement, which representations and warranties shall have been true and correct as of such specific dates) and that as of the date hereof (after giving effect to the provisions of this Agreement) no Default or Event of Default has occurred and is continuing, and (b) the execution, delivery and performance of this Agreement have been authorized by all requisite corporate action on the part of the Borrower.

        SECTION 7. Confirmation of all Loan Documents by Borrower. The Borrower hereby expressly consents to this Agreement. The Borrower hereby (a) reaffirms all of its respective covenants, representations, warranties and other obligations set forth in the Amended and Restated Credit Agreement and the other Loan Documents to which it is a party and (b)
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acknowledges, represents and agrees that its respective covenants, representations, warranties and other obligations set forth in the Amended and Restated Credit Agreement, the Joinder Agreement and the other Loan Documents to which it is a party remain in full force and effect.

        SECTION 8. Confirmation of all Loan Documents by Guarantors. Each of the Subsidiaries of the Borrower on the signature pages hereto (each a "Guarantor", and collectively, the "Guarantors") hereby expressly consents to this Agreement. Each Guarantor hereby (a) reaffirms all of its respective covenants, representations, warranties and other obligations set forth in the Security Documents and the other Loan Documents to which it is a party and (b) acknowledges, represents and agrees that its respective covenants, representations, warranties and other obligations set forth in the Security Documents, the Joinder Agreement and the other Loan Documents to which it is a party remain in full force and effect.

        SECTION 9. Expenses. The Borrower shall pay all reasonable out-of-pocket expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Agreement, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent.

        SECTION 10. Governing Law. This Agreement, the Notes and the other Loan Documents, unless otherwise expressly set forth therein, shall be governed by, construed and enforced in accordance with the laws of the State of North Carolina, without reference to the conflicts or choice of law principles thereof.

        SECTION 11. Counterparts. This Agreement may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

                            [Signature Pages Follow]


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        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed under seal by their duly authorized representatives, all as of the day and year first above written.


[CORPORATE SEAL]         VERIDIAN CORPORATION, as Borrower


                         By:    /s/ JAMES P. ALLEN
                             ---------------------------------------------------
                             Name:  James P. Allen
                                    --------------------------------------------
                             Title: Sr. Vice President & Chief Financial Officer
                                    --------------------------------------------





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                         WACHOVIA BANK, NATIONAL ASSOCIATION,
                         as Administrative Agent and Lender and on behalf of the other Lenders


                         By:    /s/ SCOTT SANTA CRUZ
                             ---------------------------------------------------
                             Name:  Scott Santa Cruz
                                    --------------------------------------------
                             Title: Director
                                    --------------------------------------------


                         GUARANTORS:


[CORPORATE SEAL]         VERIDIAN ENGINEERING, INC., as Guarantor


                         By:    /s/ JAMES P. ALLEN
                             ---------------------------------------------------
                             Name:  James P. Allen
                                    --------------------------------------------
                             Title: Sr. Vice President & Chief Financial Officer
                                    --------------------------------------------


[CORPORATE SEAL]         VERIDIAN SYSTEMS DIVISION, INC.,
                         as Guarantor


                         By:    /s/ JAMES P. ALLEN
                             ---------------------------------------------------
                             Name:  James P. Allen
                                    --------------------------------------------
                             Title: Sr. Vice President & Chief Financial Officer
                                    --------------------------------------------


[CORPORATE SEAL]         VERIDIAN SYSTEMS INCORPORATED,
                         as Guarantor


                         By:    /s/ JAMES P. ALLEN
                             ---------------------------------------------------
                             Name:  James P. Allen
                                    --------------------------------------------
                             Title: Sr. Vice President & Chief Financial Officer
                                    --------------------------------------------


[CORPORATE SEAL]         MRJ GROUP, INC., as Guarantor


                         By:    /s/ JAMES P. ALLEN
                             ---------------------------------------------------
                             Name:  James P. Allen
                                    --------------------------------------------
                             Title: Sr. Vice President & Chief Financial Officer
                                    --------------------------------------------

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[CORPORATE SEAL]         VERIDIAN INFORMATION SOLUTIONS, INC., as Guarantor


                         By:    /s/ JAMES P. ALLEN
                             ---------------------------------------------------
                             Name:  James P. Allen
                                    --------------------------------------------
                             Title: Sr. Vice President & Chief Financial Officer
                                    --------------------------------------------


[CORPORATE SEAL]         VERIDIAN COMMERCIAL OPERATIONS INC.
                         (f/k/a Veritect, Inc.), as Guarantor


                         By:    /s/ JAMES P. ALLEN
                             ---------------------------------------------------
                             Name:  James P. Allen
                                    --------------------------------------------
                             Title: Sr. Vice President & Chief Financial Officer
                                    --------------------------------------------


[CORPORATE SEAL]         SIGNAL CORPORATION, as Guarantor

                         By:    /s/ JAMES P. ALLEN
                             ---------------------------------------------------
                             Name:  James P. Allen
                                    --------------------------------------------
                             Title: Sr. Vice President & Chief Financial Officer
                                    --------------------------------------------


[CORPORATE SEAL]         SIGNAL SERVICES LLC, as Guarantor

                         By:    /s/ JAMES P. ALLEN
                             ---------------------------------------------------
                             Name:  James P. Allen
                                    --------------------------------------------
                             Title: Sr. Vice President & Chief Financial Officer
                                    --------------------------------------------